Accounts Receivable, Net - Schedule of Movement of Allowance for Credit Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounts Receivable, Net [Abstract]
Beginning balance	$ 3,269	$ 3,115	$ 2,398
(Recovery of) provision for credit losses	(61)	608	1,130
Written-off	(117)	(401)	(178)
Exchange rate effect	(46)	(53)	(235)
Ending balance	$ 3,045	$ 3,269	$ 3,115